UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported)                 September 27, 2012

Hampton Roads Bankshares, Inc.
(Exact name of registrant as specified in its charter)

Virginia	001-32968	54-2053718
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

999 Waterside Drive, Suite 200, Norfolk, Virginia 23510
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (757) 217-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.	Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the information contained or incorporated in Item 8.01 of this Form 8-K is incorporated by reference in this Item 3.02.

Item 7.01.	Regulation FD Disclosure.

On September 27, 2012, the Company announced the closing of the Rights Offering (as defined below).

A copy of the press release making such announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01.	Other Events.

On September 27, 2012, Hampton Roads Bankshares, Inc. (the “Company”) announced the closing of a public common stock rights offering (the “Rights Offering”). The Company issued 21,000,687 shares of common stock, at a price of $0.70 per share, to holders of its common stock who elected to participate in the Rights Offering.  Total proceeds from the Rights Offering were $14,700,480.90.

As described in the Company’s Current Report on Form 8-K, filed on May 24, 2012 with the Securities and Exchange Commission (the “SEC”), the Company entered into a Standby Purchase Agreement with the following entities or their affiliates or managed funds: The Carlyle Group, L.P. (“Carlyle”), Anchorage Capital Group, L.L.C. (“Anchorage”) and CapGen Capital Group VI LP (“CapGen” and, together with Carlyle and Anchorage, the “Investors”).  The Standby Purchase Agreement provided that the Investors would purchase from the Company, at the subscription price, a portion of the shares, if any, up to an aggregate of 53,518,176 shares, not subscribed for in the Rights Offering (the “Standby Purchase”).  On September 27, 2012, pursuant to the terms of the Standby Purchase Agreement, the Investors purchased a total of 43,287,161 shares of the Company’s common stock at $0.70 per share in the Standby Purchase. Anchorage purchased 16,007,143 shares, CapGen purchased 11,272,875 shares and Carlyle purchased 16,007,143 shares. Total proceeds from the Standby Purchase were $30,301,012.70.  The Company intends to use net proceeds from both the Rights Offering and Standby Purchase for general corporate purposes.

The securities sold to the Investors were issued in reliance on an exemption from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D, as promulgated by the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Ex. 99.1	Press Release, dated September 27, 2012, announcing the rights offering closing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hampton Roads Bankshares, Inc.

Date: September 27, 2012	By:	/s/ Douglas J. Glenn
Douglas J. Glenn
President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
Ex. 99.1	Press Release, dated September 27, 2012, announcing the rights offering closing.